THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. W-___ __________ ___, 2025 (“Effective Date”) AIR T ACQUISITION 25.1, LLC LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST WARRANT _________________ THIS CERTIFIES THAT, for value received, _______________, a ______________, or its registered assigns (the “Holder”), is entitled to purchase from Air T Acquisition 25.1, LLC, a Minnesota limited liability company (the “Company”), at any time and from time to time, commencing on the Vesting Date pursuant to Section 2(a) hereof and expiring on the tenth (10th) anniversary of the Effective Date (as may be accelerated pursuant to Section 2(a)) (such period, the “Warrant Exercise Term”), the Interests at the Exercise Price (each term, as defined in Section 1 below) in accordance with and subject to the terms and conditions of this Limited Liability Company Membership Interest Warrant (this “Warrant”). This Warrant is issued pursuant to that certain Securities Purchase Agreement, dated as of _______ __, 2025, by and among the Company and the Holder (the “Purchase Agreement”). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in the Purchase Agreement. 1. Interests. The Holder is hereby granted, subject to the terms and conditions set forth in this Warrant, the right to purchase, at any time and from time to time during the Warrant Exercise Term, up to a ________ percent (_____%) interest (such percentage interest, the “Interests” and together with this Warrant, collectively, the “Securities”) in the issued and outstanding limited liability company membership interests in the Company, for an aggregate price of $[_____] (the “Exercise Price”), in each case, subject to adjustment as provided in Section 3 hereof. 2. Exercise of Warrant. Vesting. This Warrant shall become exercisable upon the earliest to occur of the following (as applicable, the “Vesting Date”): (i) The removal, whether by contract or refinancing, of the obligation of Air T, Inc., a Delaware Corporation (“Air T”) to make payment to cover twenty-five percent (25%) of the principal and interest due to Honeywell Common Investment Fund and Honeywell International Inc. Master Retirement Trust (collectively, the “Honeywell Entities”) pursuant to, among other applicable documents and instruments, the certain Parent

2 Guaranty the (“Guaranty”) dated effective as of December 15, 2025 by and between Air T and the Honeywell Entities; (ii) The date that is five (5) years from the Effective Date hereof; (iii) The repayment of fifty percent (50%) of the Commonwealth of Australia’s original principal balance of its investment in the Rex consolidated entities as of the Effective Date of the closing of Air T, Inc.’s acquisition of the Rex entities on December 17, 2025; and (iv) A sale of all or a substantial portion of Regional Express Holdings, Ltd. Exercise. This Warrant may be exercised by the Holder, at any time and from time to time during the Warrant Exercise Term, with respect to all or any portion of the Interests, by delivering the notice of exercise attached as Exhibit A hereto (the “Notice of Exercise”), duly executed by the Holder to the Company at its principal office, or at such other office as the Company may designate, accompanied by payment, in cash or by wire transfer of immediately available funds or by certified check payable to the order of the Company, of the aggregate Exercise Price of the Interests subject to the applicable Notice of Exercise. For purposes of this Warrant, “Exercise Date” shall mean, with respect to any exercise of this Warrant, the date on which all deliveries required to be made by the Holder to the Company pursuant to this Section 2(a) and Section 2(e), if applicable, with respect to such exercise shall have been made. If the Fair Market Value of the Interests on the Exercise Date exceeds the Exercise Price, the Holder may elect to receive, in lieu of paying the Exercise Price in cash, a total amount of Interests equal to: New Ownership % = (Original % × FMV) – (Original % × Strike Valuation) ÷ FMV For the purposes of this Warrant, Fair Market Value means, with respect to the Interests, the value determined in good faith by the Company’s Board of Managers consistent with past practice or, if disputed, an independent appraiser. At signing of this Warrant, Strike Valuation is fixed at $7,500,000. Issuance of Certificates. As soon as practicable after any exercise of this Warrant in accordance with Section 2(a) hereof, the Company, at its expense, shall cause to be issued in the name of and delivered to the Holder an electronic certificate or certificates for the number of validly issued, fully paid and non-assessable Interests with respect to which the Holder shall have duly exercised this Warrant. The Holder shall for all purposes hereof be deemed to have become the holder of record of that percentage of Interests with respect to which this Warrant has been duly exercised the applicable Exercise Date of such exercise, irrespective of the date of delivery of such certificate or certificates; provided, that, if an Exercise Date falls a date when the transfer books of the Company are closed, the Holder shall be deemed to have become the holder of record of such Interests at the close of business on the next succeeding date on which the transfer books of the Company are open. Partial Exercise. If this Warrant is exercised for less than all of the Interests purchasable under this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver to the Holder a new Warrant of like tenor for the balance of the Interests purchasable hereunder. Execution of Governance Agreements. In connection with the exercise of this Warrant and corresponding issuance of Interests in conjunction therewith, the Holder shall, as a condition precedent to the issuance of such Interests to the Holder, become a party to such customary agreements, including, but not limited to that certain Operating Agreement of the Company (the “Operating Agreement”), as in effect upon such Exercise Date and any other agreements as deemed necessary by the

3 Company, at its sole discretion, to be entered into by other members of the Company at the time of such exercise. 3. Adjustment of Exercise Price and Number of Interests. Adjustment for Reclassification, Consolidation or Merger. If, while this Warrant remains outstanding and unexpired, there shall be (i) a reorganization or recapitalization (other than a combination, reclassification, exchange or subdivision of Interests otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another limited liability company or other entity in which the Company shall not be the surviving entity, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other limited liability company or other entity in one transaction or a series of related transactions, then, as a part of such reorganization, recapitalization, merger, consolidation, sale or transfer, unless otherwise directed by the Holder, all necessary or appropriate lawful provisions shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the greatest number of Interests or other securities or property that a holder of the Interests deliverable upon exercise of this Warrant would have been entitled to receive upon such consummation if this Warrant had been exercised immediately prior thereto, all subject to further adjustment as provided in this Section 3. If the consideration payable to the Holder for Interests in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s officers and members of management (such officers and members of management, collectively, the “Officers”) or as otherwise required hereunder. The foregoing provisions of this paragraph shall similarly apply to successive reorganizations, recapitalizations, mergers, consolidations, sales and transfers and to the units or securities of any other limited liability company that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable or issuable after such reorganization, recapitalization, merger, consolidation, sale or transfer upon exercise of this Warrant. Adjustments for Split, Subdivision or Combination of Interests. If the Company shall at any time subdivide (by any membership interest split, distribution, whether liquidating or otherwise, recapitalization, reorganization, reclassification or otherwise) the Interests subject to acquisition hereunder, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Interests subject to acquisition upon exercise of the Warrant will be proportionately increased. If the Company at any time combines (by reverse split, recapitalization, reorganization, reclassification or otherwise) the Interests subject to acquisition hereunder, then, after the record date for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Interests subject to acquisition upon exercise of the Warrant will be proportionately decreased. Adjustments for Distributions in Interests or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of any class of securities as to which purchase rights under this Warrant exist at the time shall have received or, on or after the record date fixed for the determination of eligible members, shall have become entitled to receive, without payment therefor, other or additional Interests or other securities or property (other than cash) of the Company by way of distribution, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of units of such class of security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional units or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the class of security receivable upon exercise of this Warrant on the Effective

4 Date and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such Interests and/or all other additional units available to it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 3. Adjustments for Issuances of Additional Equity Interests. If the Company issues additional Equity Interests, or securities convertible into or exercisable for Equity Interests, at a price per Equity Interest that is less than the then Fair Market Value of such interests, the Exercise Price shall be adjusted pursuant to the following weighted-average formula: New Exercise Price = Old Exercise Price × (OS + (CR / Old Exercise Price)) ÷ (OS + NI) where: OS = Outstanding Equity Interests immediately prior to the new issuance; CR = Aggregate consideration received by the Company for the new issuance; NI = Number of new Equity Interests issued (or issuable upon conversion/exercise). Notice of Adjustments. Upon any adjustment of the Exercise Price and any increase or decrease in the number of Interests purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within fifteen (15) days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Interests purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each. 4. Notice. Where this Warrant provides for notice of any event, such notice shall be given (unless otherwise herein expressly provided) in writing and either (a) delivered personally, (b) sent by certified, registered or express mail, postage prepaid or (c) sent by facsimile or other electronic transmission, and shall be deemed given when so delivered personally, sent by facsimile or other electronic transmission (confirmed in writing) or mailed. Notices shall be addressed, if to Holder, to its address as set forth in the books and records of the Company from time to time or, if to the Company, to its principal office. 5. Restrictions on Transfer; Legends. General Restrictions on Transfer. In addition to any restrictions imposed by federal securities laws and any applicable state securities or “blue-sky” laws, this Warrant is generally non- transferable in all respects and the Holder may not sell, assign, bequeath, pledge or otherwise transfer this Warrant except as specifically provided for herein. Legend. Each certificate evidencing the Interests issued upon exercise of this Warrant shall be stamped or imprinted with a legend substantially in the following form: THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES

5 LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. Permitted Transfers. Notwithstanding anything contained herein to the contrary, the provisions of Section 5(a) shall not apply to a transfer of this Warrant to the following recipients, which transfers are hereby specifically permitted upon the provision of the written consent of the Company: (i) A partnership, joint venture, corporation, estate, trust, limited liability company or other entity in which the Holder, whether directly, indirectly or beneficially, has the ability, whether by the ownership of shares or other equity interest, by contract or otherwise, to elect a majority of the directors of a corporation, independently to select the managing partner of a partnership or the manager or managers of a limited liability company, or otherwise to have the power independently to remove and then select a majority of those persons exercising governing authority over an entity, and control shall be conclusively presumed in the case of the direct or indirect ownership of at least fifty percent (50%) of the voting equity interests in the applicable entity; (ii) A trust, provided that (a) such trust was created, and is revocable, by the Holder, (b) the Holder remains the primary beneficiary of such trust during the Holder’s lifetime, and (c) the trustee provides the Company with any and all such documentation as may be reasonably requested by the Company to document the trustee’s agreement to be bound by the terms and conditions of this Warrant, the Purchase Agreement and the Operating Agreement and/or any other applicable agreements, documents or instruments; (iii) The duly appointed recipients of the Holder, if such transfer results by operation of law resulting from the death, liquidation, dissolution or winding up of the Holder or by the administration of the Holder’s estate, whether by probate or otherwise; provided, however that, in the event a transfer of this Warrant arises pursuant to this Section 5(c)(iii), the recipient thereof may only be admitted as a member of the Company if, prior to the exercise of this Warrant, the transferee receives the written consent of the Company to be admitted as a member thereof. In the event the transferee does not receive the written consent of the Company to be admitted as a member thereof upon the exercise of this Warrant, such transferee shall be entitled only to allocations and distributions with respect to any Interests issuable upon the exercise of this Warrant in accordance with the Operating Agreement, and shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect any books or records of the Company, and shall not have any of the rights of a member under the Operating Agreement or applicable law, including, without limitation, the Minnesota Revised Uniform Limited Liability Company Act, codified in Chapter 322C of the Minnesota Statutes, as amended from time to time. Conditions to Transfers. No transfer otherwise permitted by any provisions of this Warrant, including, without limitation, pursuant to Section 5(c) above, shall be valid unless and until the following conditions are satisfied, in addition to the provision of the advance written consent of the Company (any of which may be waived in writing by the Company): (i) The Holder and the transferee, as the case may be, shall provide such legal opinions, documentation and agreements as the Company may reasonably request, including, without limitation, (a) an instrument in form acceptable to the Company pursuant to which such transferee makes certain representations, warranties and

6 undertakings, assumes each and every obligation of the Holder hereunder and under the Purchase Agreement and agrees to be bound by all of the respective terms, conditions, restrictions and obligations thereof; and (b) an opinion of counsel satisfactory to the Company that such transfer is exempt from registration under the Securities Act, and shall not otherwise violate applicable law; provided, however, that in the case of a transfer of this Warrant at death of the Holder or involuntarily by operation of law, the transfer may only be confirmed by the presentation to the Company of legal evidence of such transfer, in form and substance satisfactory to the counsel of the Company, and, provided, further, that in the event of such transfer, the transferee may only be admitted as a member of the Company upon the exercise of this Warrant as provided above. (ii) The transferee shall certify to the Company, if requested by the Company, that the transferee is an “accredited investor” within the meaning of the Securities Act. (iii) The transferee shall reimburse the Company for all costs and expenses reasonably incurred by the Company in connection with the transfer of this Warrant including, without limitation, all legal fees and costs of the preparation, execution, filing or publishing of any amendment of the Articles of Organization of the Company or the Operating Agreement. 6. No Rights of Members. Except as expressly provided in Section 3(c), the Holder, as such, shall not be entitled to vote or receive distributions or be deemed the holder of the Interests or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a member of the Company or any right to vote upon any matter submitted to members of the Company at any meeting thereof, or to give or withhold consent to any action of the Company (whether upon any recapitalization, issuance of Interests, reclassification of Interests, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or otherwise until this Warrant shall have been exercised and the Interests purchasable upon the exercise of this Warrant shall have been issued, as provided herein. 7. Representations and Warranties. The Holder hereby represents, warrants and acknowledges to the Company that: (i) It has full power and authority to enter into this Warrant and to perform all obligations required to be performed by it hereunder. This Warrant, when executed and delivered by the Holder, will constitute the Holder’s valid and legally binding obligation, enforceable in accordance with their respective terms. (ii) Neither the execution and delivery of this Warrant, nor the consummation by the Holder of any of the transactions contemplated hereby, will result in a breach of any applicable statute or regulation, or of any administrative or court order or decree; nor will such compliance conflict with or result in the breach of any term, provision, covenant or condition of any agreement or other instrument to which the Holder is a party or by which it may be bound, or, which with the giving of notice or lapse of time, or both, constitute an event of default thereunder. (iii) The Holder acknowledges and understands that an investment in the Securities is highly speculative and involves a high degree of risk. The Holder’s investment in the Securities is suitable for the Holder based on its investment objectives and financial needs. The Holder has adequate means for providing for the Holder’s current financial

7 needs and personal contingencies and have no need for liquidity of investment with respect to the Securities. The Holder can bear the economic risk of an investment in the Securities for an indefinite period of time and can afford a complete loss of such investment. (iv) The Holder understands that no public market now exists for the Securities, and that the Company has made no assurances that a public market will ever exist for the Securities. (v) The Holder is an “accredited investor,” as that term is defined by Rule 501(a) of Regulation D promulgated under the Securities Act, and the Holder is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of investing in the Securities, and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks (or, in the alternative, the Holder has used a knowledgeable representative who has such knowledge and experience in financial or business matters that is capable of evaluating the merits and risks of the investment in the Securities in connection with the Holder’s decision to purchase the Securities) (vi) (1) The Holder has been given access to full and complete information regarding the Company that Holder has requested in connection with its decision to acquire the Securities (including, but not limited to, the opportunity to meet with the Officers and/or other representatives of the Company and review all documents as the Holder may have requested in writing, including, without limitation, the Operating Agreement) and has utilized such access to the Holder ’s satisfaction for the purpose of obtaining and/or verifying information related to the Company, the Securities and all other matters related thereto and as set forth herein; (2) the Holder’s investment in restricted securities is reasonable in relation to its net worth; (3) the Holder understands that the Securities have not been, and will not be, registered under the Securities Act, and that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Holder must hold the Securities indefinitely unless they are registered with the United States Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available; and (4) the Holder has experience in investments in restricted and publicly traded securities, and has experience in investments in speculative securities and other investments that involve the risk of loss of investment. The Company hereby represents, warrants and acknowledges to the Holder that: (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota. (ii) The Company has taken all corporate action required to authorize and execute this Warrant and the carrying out of its provisions, including the due authorization by the Officers, and this Warrant is a binding obligation of the Company enforceable in accordance with its terms. (iii) The Securities, when issued, sold, and delivered in accordance with the terms and for the consideration set forth in this Warrant, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer set forth in this Warrant, the Operating Agreement, the Articles of Organization of the Company, applicable securities laws and liens or encumbrances imposed by any Holder.

8 Assuming the accuracy of the representations of the Holders in Section 8(a) above, the Securities will be issued in compliance with all applicable securities laws. The Interests have been duly reserved for issuance, and the Securities will be issued in compliance with all applicable federal and state securities laws. (iv) Neither the execution and delivery of this Warrant, nor the consummation by the Company of any of the transactions contemplated hereby, will result in a breach of any applicable statute or regulation, or of any administrative or court order or decree; nor will such compliance conflict with or result in the breach of any term, provision, covenant or condition of any agreement or other instrument to which the Company is a party or by which it may be bound, or, which with the giving of notice or lapse of time, or both, constitute an event of default thereunder including, without limitation, the Operating Agreement. (v) The Company has made available to the Holder all the information that the Holder has requested for deciding whether to acquire the Securities, including, but not limited to, the opportunity to meet with and ask questions of the Officers and/or other representatives of the Company’s management. No representation or warranty of the Company contained in this Warrant contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. It is understood that this representation is qualified by the fact that the Company has not delivered to the Holder, and has not been requested to deliver, a private placement or similar memorandum or any written disclosure of the types of information customarily furnished to purchasers of securities. 8. Miscellaneous. Governing Law; Venue. This Warrant and disputes arising hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Minnesota, without regard to its conflict of law rules. Any controversy, dispute or claim arising out of or relating to this Agreement, any breach or alleged breach hereof, the making of this Agreement or fraud in the inducement, the transactions contemplated hereby, any modification or extension of this Agreement or affecting this Agreement will be resolved by a state or federal court sitting in Minneapolis, Minnesota, and the parties consent to the jurisdiction of such courts. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS WARRANT OR THE TRANSACTIONS CONTEMPLATED BY THIS WARRANT. Headings; Interpretation. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant shall be construed and interpreted as if drafted by all parties hereto and the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Warrant or any exhibits or amendments hereto. Survival. The covenants of the respective parties contained herein shall survive the execution and delivery of this Warrant.

9 Successors and Assigns. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and of the Holder and of the Interests issued or issuable upon the exercise hereof. Entire Agreement. This Warrant, the Purchase Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject hereof and supersedes any prior understandings, agreements or representations, written or oral, relating to the subject matter of this Warrant. In the event of any inconsistency between the statements in this Warrant and the Purchase Agreement, the statements in this Warrant shall control. Joinder. Upon any exercise of this Warrant pursuant to the terms hereof, and prior to the issuance of any Interests subsequent thereto, the Holder shall sign a joinder the Operating Agreement and must agree to be bound by all the terms, conditions, restrictions and other responsibilities associated with membership in the Company and ownership of the Interests. Further Assurances. Each party to this Warrant agrees and covenants that at any time and from time to time it will promptly execute and deliver to the other parties such further instruments and documents and take such further action as such other party may reasonably require in order to carry out the full intent and purpose of this Warrant and to comply with applicable securities laws or other regulatory approvals. Furthermore, the Company shall not, by amendment of the Articles of Organization or the Operating Agreement of the Company, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder contained herein against impairment. Lost or Mutilation; Replacement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver to the Holder, in lieu thereof, a new Warrant of like date and tenor. Amendment. This Warrant and any provision hereof may be amended, waived or terminated only by an instrument in writing signed by the Company and the Holder. Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Severability. Whenever possible, each provision of this Warrant shall be interpreted in such a manner as to be effective and valid under applicable law but if any provision of this Warrant is held to be invalid, illegal or unenforceable under any applicable law or rule, the validity, legality and enforceability of the other provisions of this Warrant will not be affected or impaired thereby. [Signature Page to Follow]

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SIGNATURE PAGE TO LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST WARRANT – AIR T ACQUISITION 25.1, LLC IN WITNESS WHEREOF, the Company has duly executed this Warrant effective as of the date first set forth above. COMPANY: AIR T ACQUISITION 25.1, LLC, a Minnesota limited liability company By: Name: Title: HOLDER: (Entity Holder) Name: Signature: By: Title: (Individual Holder) Signature: Printed Name:

A-1 EXHIBIT A NOTICE OF EXERCISE (To be signed only upon exercise of Warrant) The undersigned, the holder of a right to purchase a __________% interest in the limited liability company membership interest (the “Interests”) of Air T Acquisition 25.1, LLC, a Minnesota limited liability company (the “Company”), pursuant to that certain Limited Liability Company Membership Interest Warrant dated effective as of ________ __, 202__ (the “Warrant”), hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, a _______% Interest in the Company and herewith makes payment of therefor (reflecting a purchase price for such Interests equal to $[_____]). The undersigned represents that it is acquiring such securities for its own account for investment and not with a view to or for sale in connection with any distribution thereof. DATED: HOLDER: (Entity Holder) Name: Signature: By: Title: (Individual Holder) Signature: Printed Name: